CONESTOGA FUNDS

CONESTOGA SMID CAP FUND

Nasdaq Symbols:

Investors Class – CCSMX

Institutional Class – CCSGX

CONESTOGA MID CAP FUND

Nasdaq Symbols:

Investors Class – CCMMX

Institutional Class – CCMAX

CONESTOGA MICRO CAP FUND

Nasdaq Symbols:
Investors Class – CMCMX
Institutional Class – CMIRX

CONESTOGA SMALL CAP FUND

Nasdaq Symbols:

Investors Class – CCASX

Institutional Class – CCALX

Prospectus Dated:

January 31, 2022

This Prospectus provides important information about the Conestoga SMid Cap Fund (the “SMid Cap Fund”), Conestoga Mid Cap Fund (the “Mid Cap Fund”), Conestoga Micro Cap Fund (the “Micro Cap Fund”) and Conestoga Small Cap Fund (the “Small Cap Fund”) (each a “Fund” and together, the “Funds”) that you should know before investing. Please read it carefully and keep it for future reference.

The U.S. Securities and Exchange Commission has not approved or disapproved the Funds’ shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Conestoga Funds • CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087

1-800-494-2755

conestogacapital.com
conestogafunds.com

info@conestogacapital.com

This Page Intentionally Left Blank

TABLE OF CONTENTS

Fund Summaries	4
Conestoga SMid Cap Fund	4
Conestoga Mid Cap Fund	9
Conestoga Micro Cap Fund	13
Conestoga Small Cap Fund	19
Investments	24
Risk Factors	25
Fund Management	31
How the Funds Value Shares	34
Investing in the Funds	35
Dividends, Distributions and Taxes	46
Additional Information	50
Financial Highlights	51
Appendix A. Micro Cap Fund Additional Performance Information	58

CONESTOGA SMID CAP FUND

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)	Investors Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses
Service Fees(1)	0.25%	0.08%
Other Operating Expenses	0.21%	0.17%
Total Annual Fund Operating Expenses	1.56%	1.10%
Expense Limitation(2)	(0.46)%	(0.25)%
Total Annual Fund Operating Expenses After Expense Limitation	1.10%	0.85%

(1)	The Fund has adopted Shareholder Servicing Plans on behalf of the Investors Class and the Institutional Class that will allow the Fund to pay annual fees of up to 0.25% (for Investors Class) and 0.10% (for Institutional Class) of its average daily net assets for providing services to the Fund’s Investors Class shareholders and Institutional Class shareholders, respectively. The Board of Trustees (the “Board”) of the Trust will limit the Shareholder Servicing fees charged to Investors Class shares of the Fund to 0.05% of the average daily net assets attributable to Investors Class shares until at least September 30, 2022. The Total Annual Fund Operating Expenses for Investors Class shares reflect the maximum 0.25% in Shareholder Servicing fees authorized under the Shareholder Servicing Plan for Investors Class shares and do not match the ratio of total expenses to average net assets in the financial highlights for Investors Class shares, which reflect the 0.05% in Shareholder Servicing fees paid by Investors Class shares for the fiscal year ended September 30, 2021.
(2)	Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s ‘Total Annual Fund Operating Expenses’ (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.10% (for the Investors Class) and 0.85% (for the Institutional Class) of the Fund’s average daily net assets until at least January 31, 2023, subject to termination at any time at the option of the Board. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed two years from the date the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement and at the time of recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amounts for the other periods reflect the contractual expense limitation described above only for the first year of such periods) and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investors Class	$112	$448	$806	$1,817
Institutional Class	$87	$325	$582	$1,318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year (ended September 30, 2021), the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

4

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities of small-to-mid (“smid”) market capitalization companies. Equity securities include American depositary receipts (“ADRs”), convertible securities, foreign and domestic common and preferred stocks, rights and warrants. While there is no limit on investing in foreign securities, the Fund does not expect investment in foreign securities to exceed 20% of the Fund’s total assets. Through March 31, 2022, the Adviser considers smid market capitalization companies to be those companies that, at the time of initial purchase (including the existing portfolio), have market capitalizations generally within the range of companies included in the Russell 2500® Index on a rolling three-year basis; effective April 1, 2022, the current range of the Russell 2500® will be used. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. As of December 31, 2021, the capitalization range of the Russell 2500® Index was from $32 million to $38.9 billion. For purposes of this policy, “net assets” includes any borrowings for investment purposes. The Adviser follows an investment style sometimes called “GARP” or “Growth At a Reasonable Price.” The Adviser generally invests the Fund’s assets in small and mid-cap companies with expected earnings growth that exceed that of the average of all U.S. publicly traded companies, where valuations seem reasonable compared to the expected earnings growth, where fundamental financial characteristics appear to be strong, where (in the Adviser’s opinion) the business model offers sustainable competitive advantage, and where management has an important ownership stake in the company. The Adviser uses a bottom-up approach in selecting securities. The Fund may invest in securities of companies of any market sector and may, from time to time, hold a significant amount of securities of companies within a single sector. Sectors are defined by the Russell Industry Classification Benchmark (“ICB”) Industry Classifications. The Fund currently anticipates that it will have significant exposure to the Industrials, Healthcare and Technology sectors. There is no guarantee that the Fund will achieve its investment objective.

Principal Risks

You may lose money by investing in the Fund and there is no guarantee that the Fund will achieve its objective. The Fund is subject to the following principal risks, more fully described in “Risk Factors” in the statutory prospectus. The Fund’s net asset value (“NAV”) and total return may be adversely affected for a number of reasons, including, without limitation, if any of the following occurs:

•

Market Risk: The market values of securities acquired by the Fund may decline.  Market risk may result from expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted.  Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, unexpected trading activity among retail investors, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

•

Equity Risk:  Equity risk is the risk that a security’s value will fluctuate in response to events affecting an issuer’s profitability or viability.  Unlike debt securities, which have a superior claim to a company’s assets in case of liquidation or bankruptcy, equity securities benefit from a company’s earnings and cash flow only after the company meets its other obligations.  For example, a company must pay interest on its bonds before it pays stock dividends to shareholders.

•

Management Risk: Management risk is the risk that the Adviser does not execute the Fund’s principal investment strategies effectively.  Management risk is the risk that a strategy used by the Adviser may fail to produce the intended results for the Fund or that imperfections, errors or limitations in the tools and data used by the Adviser may cause unintended results.

•	SMid Cap Securities Risk: Small and mid capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. Stocks of small and mid capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small or mid cap companies may have limited product lines, markets or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

5

•

Industry and Sector Risk: Significant investments in the securities of issuers within a particular industry or sector may have a greater impact on value. Companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities in all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry (as defined in the Statement of Additional Information), the Fund may invest without limitation in a particular market sector. Sectors are defined by the Russell ICB Industry Classifications. The Fund currently anticipates that it will have significant exposure to the industrials, healthcare and technology sectors. Notwithstanding the foregoing, the Fund has a policy not to concentrate in any single industry.

o     Industrials Securities Risk. Industrials include companies involved in the design, manufacture or distribution of construction and building materials, defense and aerospace, containers and packaging, electronics, transportation and support services. These companies may be affected by changes in domestic and international economies and politics, consolidation, excess capacity, changes in supply and demand for products and services, product obsolescence, claims for environmental damages or product liability, and general economic conditions.

o     Healthcare Sector Risk. To the extent the healthcare sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The profitability of companies in healthcare may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

o     Technology Securities Risk. Technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.

•

Investment Style Risk: A company’s earnings may not increase as expected.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment.  The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style.

•	Foreign Securities Risk: Foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. and are subject to fluctuations in currency exchange rates.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the performance of Investors Class shares of the Fund from year to year and by showing how the Fund’s average annual returns for one-year, five-year and since inception periods compare with those of a broad measure of market performance. Past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website: conestogacapital.com/mutual-funds/.

6

The returns below represent the returns for Investors Class shares of the Fund (formerly, “Shares”). Institutional Class shares and Investors Class shares of the Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses.

Calendar Year Total Return

During the period shown in the chart, the Fund’s best performing quarter was 25.35% for the three months ended June 30, 2020. During the same period, the Fund’s worst performing quarter was -20.00% for the three months ended March 31, 2020.

This table compares the Fund’s average annual total returns for Investors Class shares and Institutional Class shares (before taxes only) for the periods ended December 31, 2021 to those of the Russell 2500 Growth Index. Institutional Class shares and Investors Class shares of the Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates. These after-tax returns do not reflect the effect of any applicable state or local taxes. Your after-tax returns may differ from those shown. After-tax returns are not relevant to shareholders investing through tax-deferred programs such as an IRA plan. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sale of Fund Shares to be greater than the returns after taxes on distributions or even the returns before taxes. Future results may be different from those shown.

Average Annual Total Returns as of 12/31/21	One Year	Five Year	Institutional Class Since Inception (12/15/14)	Investors Class Since Inception (01/21/14)
Conestoga SMid Cap Fund – Investors Class (Inception 01/21/14):
Return Before Taxes	15.26%	21.50%		13.23%
Return After Taxes on Distributions	15.26%	21.35%		13.14%
Return Return After Taxes on Distributions and Sale of Fund Shares	9.04%	17.62%		10.92%
Conestoga SMid Cap Fund – Institutional Class (Inception 12/15/14):*	15.55%	21.78%	17.21%	—
Russell 2500 Growth Index (the performance information for this index reflects no deduction for fees, expenses or taxes)	5.04%	17.65%	14.48%	12.83%

7

*	Return before taxes. Returns after taxes on distributions and after taxes on distributions and sale of Fund shares are shown for Investors Class shares only and will differ for Institutional Class shares.

Investment Adviser

Conestoga Capital Advisors, LLC (“Conestoga” or the “Adviser”).

Portfolio Managers

Lead Portfolio Managers - Robert M. Mitchell, Managing Partner and Chief Investment Officer of Conestoga and Derek S. Johnston, CFA, Portfolio Manager at Conestoga.

Co-Portfolio Manager - Joseph F. Monahan, CFA, Managing Partner and Director of Research of Conestoga.

Messrs. Mitchell and Monahan have been managing the Fund since its inception in 2014. Mr. Johnston has been managing the Fund since 2016.

Purchase and Sale of Fund Shares

You can buy shares of the Fund, as a new shareholder or for a retirement plan, with a minimum initial investment of $2,500 for the Investors Class and $250,000 for the Institutional Class; there is no minimum for subsequent investments. The minimum initial investment under an automatic investment plan is $500, with no minimum for subsequent investments. The minimum initial investment amounts may be reduced or waived in some cases.

If you wish to purchase or redeem shares directly through the Fund, you can do so by mail or by telephone on any business day once you have established an account. To establish an account, complete an account application and mail it with a check to: Conestoga Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Additional purchases may be made by using the Fund’s mailing address, or by calling 1-800-494-2755. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information

The Fund’s distributions are taxable, and will generally be taxed at ordinary income or capital gain rates, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

8

CONESTOGA MID CAP FUND

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)	Investors Class	Institutional Class
Management Fees	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses(1)
Service Fees(2)	0.25%	0.10%
Other Operating Expenses	16.44%	15.28%
Total Annual Fund Operating Expenses	17.74%	16.18%
Expense Limitation(3)	(16.69)%	(15.38)%
Total Annual Fund Operating Expenses After Expense Limitation	1.05%	0.80%

(1)	“Other Expenses” have been estimated for the Fund’s first year of operation.
(2)	The Fund has adopted Shareholder Servicing Plans on behalf of the Investors Class and the Institutional Class that will allow the Fund to pay annual fees of up to 0.25% (for Investors Class) and 0.10% (for Institutional Class) of its average daily net assets for providing services to the Fund’s Investors Class shareholders and Institutional Class shareholders, respectively. The Board of Trustees (the “Board”) of the Trust will limit the Shareholder Servicing fees charged to Investors Class shares of the Fund to 0.05% of the average daily net assets attributable to Investors Class shares until at least September 30, 2022. The Total Annual Fund Operating Expenses for Investors Class shares reflect the maximum 0.25% in Shareholder Servicing fees authorized under the Shareholder Servicing Plan for Investors Class shares and will not match the ratio of total expenses to average net assets in the financial highlights for Investors Class shares in the Fund’s shareholder report, which will reflect the 0.05% Shareholder Servicing fee limit approved by the Board for the Fund’s fiscal year ended September 30, 2021.
(3)	Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s ‘Total Annual Fund Operating Expenses’ (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.05% (for the Investors Class) and 0.80% (for the Institutional Class) of the Fund’s average daily net assets until at least January 31, 2023, subject to termination at any time at the option of the Board. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed two years from the date the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement and at the time of recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amounts for the other periods reflect the contractual expense limitation described above only for the first year of such periods) and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years
Investors Class	$107	$3,340
Institutional Class	$82	$3,087

9

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period from June 29, 2021 (commencement of operations of the Mid Cap Fund) to September 30, 2021, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities of mid market capitalization companies. Equity securities include American depositary receipts (“ADRs”), convertible securities, foreign and domestic common and preferred stocks, rights and warrants. While there is no limit on investing in foreign securities, the Fund does not expect investment in foreign securities to exceed 20% of the Fund’s total assets. The Adviser considers mid market capitalization companies to be those companies that, at the time of initial purchase (including the existing portfolio), have market capitalizations within the range of companies included in the Russell Midcap® Index. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. This policy does not require the Fund to sell the security of a mid cap company if such company’s market capitalization moves outside the range of the market capitalization in the Russell Midcap® Index. For purposes of this policy, “net assets” includes any borrowings for investment purposes. As of December 31, 2021, the capitalization range of the Russell Midcap® Index was from $435 million to $73.6 billion. The Adviser follows an investment style which seeks to identify higher quality companies growing through multiple business cycles. The Adviser generally invests the Fund’s assets in mid-cap companies with expected earnings growth that exceed that of the average of all U.S. publicly traded companies, where valuations seem reasonable compared to the expected earnings growth, where fundamental financial characteristics appear to be strong, where (in the Adviser’s opinion) the business model offers sustainable competitive advantage, and where management has an important ownership stake in the company. The Adviser uses a bottom-up approach in selecting securities. Bottom-up investing focuses on the analysis of individual company fundamentals while placing less significance on macroeconomic factors. The Fund may invest in securities of any market sector and may, from time to time, hold a significant amount of securities of companies within a single sector. Sectors are defined by the Russell Industry Classification Benchmark (“ICB”) Industry Classifications. The Fund currently anticipates that it will have significant exposure to the Industrials, Consumer Discretionary, Technology and Healthcare sectors. There is no guarantee that the Fund will achieve its investment objective.

Principal Risks

You may lose money by investing in the Fund and there is no guarantee that the Fund will achieve its objective. The Fund is subject to the following principal risks, more fully described in “Risk Factors” in the statutory prospectus. The Fund’s net asset value (“NAV”) and total return may be adversely affected for a number of reasons, including, without limitation, if any of the following occurs:

•

Market Risk: The market values of securities acquired by the Fund may decline.  Market risk may result from expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted.  Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, unexpected trading activity among retail investors, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

•	Equity Risk: Equity risk is the risk that a security’s value will fluctuate in response to events affecting an issuer’s profitability or viability. Unlike debt securities, which have a superior claim to a company’s assets in case of liquidation or bankruptcy, equity securities benefit from a company’s earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders.

10

•

Management Risk: Management risk is the risk that the Adviser does not execute the Fund’s principal investment strategies effectively.  Management risk is the risk that a strategy used by the Adviser may fail to produce the intended results for the Fund or that imperfections, errors or limitations in the tools and data used by the Adviser may cause unintended results

•

Mid Cap Securities Risk: Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market. Stocks of mid capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid cap companies may have limited product lines, markets or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs.  Generally, the smaller the company size, the greater the risk.

•

Industry and Sector Risk: Significant investments in the securities of issuers within a particular industry or sector may have a greater impact on value. Companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities in all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry (as defined in the Statement of Additional Information), the Fund may invest without limitation in a particular market sector. Sectors are defined by the Russell ICB Industry Classifications. The Fund currently anticipates that it will have significant exposure to the industrials, healthcare, consumer discretionary and technology sectors. Notwithstanding the foregoing, the Fund has a policy not to concentrate in any single industry.

o     Industrials Securities Risk. Industrials include companies involved in the design, manufacture or distribution of construction and building materials, defense and aerospace, containers and packaging, electronics, transportation and support services. These companies may be affected by changes in domestic and international economies and politics, consolidation, excess capacity, changes in supply and demand for products and services, product obsolescence, claims for environmental damages or product liability, and general economic conditions.

o     Consumer Discretionary Sector Risk. To the extent the consumer discretionary sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Companies engaged in the consumer discretionary sector may be affected by changes in domestic and international economies, exchange rates, interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.

o     Healthcare Sector Risk. To the extent the healthcare sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The profitability of companies in healthcare may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

o     Technology Securities Risk. Technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.

•

Large Redemption Risk: The Fund could experience a loss when selling securities to meet shareholder redemptions.  The risk of loss increases if the withdrawal requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

•

Investment Style Risk: A company’s earnings may not increase as expected.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment.  The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style.

•	Foreign Securities Risk: Foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. and are subject to fluctuations in currency exchange rates.

11

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Performance

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Investment Adviser

Conestoga Capital Advisors, LLC (“Conestoga” or the “Adviser”).

Portfolio Managers

Derek S. Johnston, CFA, Portfolio Manager at Conestoga and Ted Chang, CFA, Portfolio Manager at Conestoga serve as lead portfolio managers of the Fund. Robert M. Mitchell, Managing Partner and Chief Investment Officer of Conestoga serves as co-portfolio manager. Messrs. Johnston, Chang and Mitchell have managed the Fund since its inception.

Purchase and Sale of Fund Shares

You can buy shares of the Fund, as a new shareholder or for a retirement plan, with a minimum initial investment of $2,500 for the Investors Class and $250,000 for the Institutional Class; there is no minimum for subsequent investments. The minimum initial investment under an automatic investment plan is $500, with no minimum for subsequent investments. The minimum initial investment amounts may be reduced or waived in some cases.

If you wish to purchase or redeem shares directly through the Fund, you can do so by mail or by telephone on any business day once you have established an account. To establish an account, complete an account application and mail it with a check to: Conestoga Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Additional purchases may be made by using the Fund’s mailing address, or by calling 1-800-494-2755. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information

The Fund’s distributions are taxable, and will generally be taxed at ordinary income or capital gain rates, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

12

CONESTOGA MICRO CAP FUND

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)	Investors Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses(1)
Service Fees(2)	0.25%	0.10%
Other Operating Expenses	5.50%	5.50%
Total Annual Fund Operating Expenses	7.00%	6.60%
Expense Limitation(3)	5.50%	5.35%
Total Annual Fund Operating Expenses After Expense Limitation	1.50%	1.25%

(1)	“Other Expenses” have been estimated for the Fund’s first year of operation.
(2)	The Fund has adopted Shareholder Servicing Plans on behalf of the Investors Class and the Institutional Class that will allow the Fund to pay annual fees of up to 0.25% (for Investors Class) and 0.10% (for Institutional Class) of its average daily net assets for providing services to the Fund’s Investors Class shareholders and Institutional Class shareholders, respectively. The Board of Trustees (the “Board”) of the Trust will limit the Shareholder Servicing fees charged to Investors Class shares of the Fund to 0.05% of the average daily net assets attributable to Investors Class shares until at least December 31, 2022. The Total Annual Fund Operating Expenses for Investors Class shares reflect the maximum 0.25% in Shareholder Servicing fees authorized under the Shareholder Servicing Plan for Investors Class shares and will not match the ratio of total expenses to average net assets in the financial highlights for Investors Class shares in the Fund’s shareholder report, which will reflect the 0.05% Shareholder Servicing fee limit approved by the Board for the Fund’s fiscal year ending September 30, 2022.
(3)	Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.50% (for the Investors Class) and 1.25% (for the Institutional Class) of the Fund’s average daily net assets until at least January 31, 2023, subject to termination at any time at the option of the Board. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed two years from the date the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement and at the time of recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amounts for the other periods reflect the contractual expense limitation described above only for the first year of such periods) and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years
Investors Class	$153	$1,573
Institutional Class	$127	$1,475

13

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities of micro-capitalization companies. Equity securities include common and preferred stocks, both domestic and foreign, convertible securities, rights, warrants and American depositary receipts (“ADRs”). While there is no limit on investing in foreign securities, the Fund does not expect investment in foreign securities to exceed 20% of the Fund’s total assets. The Adviser considers micro market capitalization (“micro-cap”) companies for this purpose to be those companies that, at the time of initial purchase (including the existing portfolio), have market capitalizations generally within the range of companies included in the Russell Micro Cap® Index. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. This policy does not require the Fund to sell the security of a micro-cap company if such company’s market capitalization moves outside the range of the market capitalization in the Russell Micro Cap® Index. As of November 10, 2021, the capitalization range of the Russell Micro Cap® Index was from $12.8 million to $4.7 billion. For purposes of this policy, “net assets” includes any borrowings for investment purposes. The Adviser follows an investment style which seeks to identify higher quality companies growing through multiple business cycles. The Adviser generally invests the Fund’s assets in micro-cap companies with expected earnings growth that exceed that of the average of all U.S. publicly traded companies, where valuations seem reasonable compared to the expected earnings growth, where financial characteristics, based on fundamental analysis, appear to be strong, where (in the Adviser’s opinion) the business model offers sustainable competitive advantage as may be evident by market share or technological/product advantages relative to peers, and where management has an important ownership stake in the company that aligns their incentives with those of shareholders. The Adviser uses a bottom-up approach in selecting securities. Bottom-up investing focuses on the analysis of individual company fundamentals while placing less significance on macroeconomic factors. The Fund may invest in securities of any market sector and may, from time to time, hold a significant amount of securities of companies within a single sector. The Fund currently anticipates that it will have significant exposure to the Producer Durables, Healthcare and Technology sectors. There is no guarantee that the Fund will achieve its investment objective.

Principal Risks

You may lose money by investing in the Fund and there is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the following principal risks, more fully described in “Risk Factors” in this prospectus. The Fund’s net asset value (“NAV”) and total return may be adversely affected for a number of reasons, including, without limitation, if any of the following occurs:

•

Market Risk: The market values of securities acquired by the Fund may decline.  Market risk may result from expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted.  Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

•

Equity Risk:  Equity risk is the risk that a security’s value will fluctuate in response to events affecting an issuer’s profitability or viability.  Unlike debt securities, which have a superior claim to a company’s assets in case of liquidation or bankruptcy, equity securities benefit from a company’s earnings and cash flow only after the company meets its other obligations.  For example, a company must pay interest on its bonds before it pays stock dividends to shareholders.

•	Management Risk: Management risk is the risk that the Adviser does not execute the Fund’s principal investment strategies effectively. Management risk is that a strategy used by the Adviser may fail to produce the intended results for the Fund or that imperfections, errors or limitations in the tools and data used by the Adviser may cause unintended results.

14

•

Small and Micro-Cap Company Risk: Small company risk is a particularly pronounced risk for the Fund because it invests a significant percentage of its assets in the stocks of companies with relatively small market capitalizations.  The securities of small and micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volume than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price.  The Fund may need a considerable amount of time to purchase or sell its positions in these securities.  Some small and micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies.  The small and micro-cap securities may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange.  They generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are mid and large cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling securities. These companies may have limited product lines, markets or financial resources, may depend on a few key employees and lack management depth, and may be more vulnerable to adverse business or market developments.  Smaller company stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.  Moreover, the lack of an efficient market for the securities may make them difficult to value.

•

Valuation Risk: The sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

•

Sector Risk: If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of net assets of the Fund than would be the case if the Fund did not have significant investments in that sector.  In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s net asset value per share.  Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular sector.

o

Producer Durables Sector Risk: The producer durables sector includes companies involved in the design, manufacture or distribution of industrial durables such as electrical equipment and components, industrial products, and housing and telecommunications equipment. These companies may be affected by changes in domestic and international economies and politics, consolidation, excess capacity, and consumer demands, spending, tastes and preferences.

o

Healthcare Sector Risk: The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors.  Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability.  Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

o

Technology Securities Risk: Technology companies may be subject to greater price volatility than securities of companies in other sectors.  These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices.  Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.  In addition, a rising interest rate environment tends to negatively affect technology companies.

•	Large Redemption Risk: The Fund could experience a loss when selling securities to meet shareholder redemptions. The risk of loss increases if the withdrawal requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

15

•

Investment Style Risk: A company’s earnings may not increase as expected.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment.  The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style.

•	Foreign Securities Risk: Foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. and are subject to fluctuations in currency exchange rates.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Performance

The bar chart below illustrates the long-term performance of the Fund. The bar chart below shows how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of all dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Updated performance information is available on the Fund’s website: conestogacapital.com/mutualfunds/.

The Fund commenced operation as a series of Conestoga Funds on December 20, 2021, when all of the assets of Conestoga Micro Cap Fund, LP (the “Predecessor Fund”) transferred to Institutional Class and Investors Class shares of the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are in all material respects equivalent to those of the Predecessor Fund, and the investment adviser and portfolio managers for the Fund will be the same as those of the Predecessor Fund. The Predecessor Fund was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, its performance may have been adversely affected. Accordingly, future Fund performance may be different than the Predecessor Fund’s restated past performance. The Predecessor Fund was not a regulated investment company under Subchapter M of the Internal Revenue Code and therefore did not distribute current or accumulated earnings and profits and was not subject to the diversification and source of income requirements applicable to regulated investment companies. Monthly returns since the inception of the Predecessor Fund are provided in Appendix A of the Statutory Prospectus.

16

80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
22.63%
72.45%
4.69%
2019
2020
2021

During the period shown in the chart above, the highest quarterly return was 30.48% (for the quarter ended December 31, 2020) and the lowest quarterly return was -16.26% (for the quarter ended March 31, 2020).

Average Annual Total Returns

The table below compares the average annual total returns for the Predecessor Fund before taxes to the average annual total returns of a broad-based securities market index for the same period.

Average Annual Total Returns as of 12/31/2021	One Year	Since Inception (11/30/2018)
Conestoga Micro Cap Fund – Institutional Class
Return Before Taxes	4.69%	25.95%
Return After Taxes on Distributions	4.69%	25.95%
Return after Taxes on Distributions and Sale of Fund Shares	2.78%	20.78%
Conestoga Micro Cap Fund – Investors Class
Return Before Taxes	4.44%	25.64%
Russell Micro Cap Growth Index (the performance information for the index reflects no deduction for fees, expenses or taxes)	0.88%	14.56%

Investment Adviser

Conestoga Capital Advisors, LLC (“Conestoga” or the “Adviser”).

17

Portfolio Managers

David R. Neiderer, CFA, CPA, Partner and Joseph F. Monahan, CFA, Managing Partner and Director of Research serve as portfolio managers. Robert M. Mitchell, Managing Partner and Chief Investment Officer serves as a co-portfolio manager.

Purchase and Sale of Fund Shares

You can buy shares of the Fund, as a new shareholder or for a retirement plan, with a minimum initial investment of $2,500 for the Investors Class and $250,000 for the Institutional Class; there is no minimum for subsequent investments. The minimum initial investment under an automatic investment plan is $500, with no minimum for subsequent investments. The minimum initial investment amounts may be reduced or waived in some cases.

If you wish to purchase or redeem shares directly through the Fund, you can do so by mail or by telephone on any business day once you have established an account. To establish an account, complete an account application and mail it with a check to: Conestoga Micro Cap Fund, c/o Ultimus Fund Solutions, LLC, P.O Box 46707, Cincinnati, OH 45246-0707. Additional purchases may be made by using the Fund’s mailing address, or by calling 1-800-494-2755. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information

The Fund’s distributions are taxable, and will generally be taxed at ordinary income or capital gain rates, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

18

CONESTOGA SMALL CAP FUND

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)	Investors Class	Institutional Class
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses
Service Fees (1)	0.25%	0.05%
Other Operating Expenses	0.05%	0.03%
Total Annual Fund Operating Expenses	1.45%	0.98%
Expense Limitation (2)	(0.35)%	(0.08)%
Total Annual Fund Operating Expenses After Expense Limitation	1.10%	0.90%

(1)	The Fund has adopted Shareholder Servicing Plans on behalf of the Investors Class and the Institutional Class that will allow the Fund to pay an annual fee of up to 0.25% (for Investors Class) and 0.10% (for Institutional Class) of its average daily net assets for providing services to the Fund’s Investors Class shareholders and Institutional Class shareholders, respectively. The Board of Trustees (the “Board”) of the Trust will limit the Shareholder Servicing fees charged to Investors Class shares of the Fund to 0.05% of the average daily net assets attributable to Investors Class shares until at least September 30, 2022. The Total Annual Fund Operating Expenses for Investors Class shares reflect the maximum 0.25% in Shareholder Servicing fees authorized under the Shareholder Servicing Plan for Investors Class shares and do not match the ratio of total expenses to average net assets in the financial highlights for Investors Class shares, which reflect the 0.05% in Shareholder Servicing Fees paid by Investors Class shares for the fiscal year ended September 30, 2021.
(2)	Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s ‘Total Annual Fund Operating Expenses’ (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.10% (for the Investors Class) and 0.90% (for the Institutional Class) of the Fund’s average daily net assets until at least January 31, 2023, subject to termination at any time at the option of the Board. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed two years from the date the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement and at the time of recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amounts for the other periods reflect the contractual expense limitation described above only for the first year of such periods) and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investors Class	$112	$424	$759	$1,705
Institutional Class	$92	$304	$534	$1,194

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year (ended September 30, 2021) the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

19

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities of small market capitalization (“small-cap”) companies. Equity securities include American depositary receipts (“ADRs”), convertible securities, foreign and domestic common and preferred stocks, rights and warrants. While there is no limit on investing in foreign securities, the Fund does not expect investments in foreign securities to exceed 20% of the Fund’s total assets. Through March 31, 2022, the Adviser considers small-cap companies for this purpose to be those companies that, at the time of initial purchase (including the existing portfolio), have market capitalizations generally within the range of companies included in the Russell 2000® Index on a rolling three-year basis; effective April 1, 2022, the current range of the Russell 2500® will be used. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, “net assets” includes any borrowings for investment purposes. As of December 31, 2021, the capitalization range of the Russell 2000® Index was from $32 million to $14 billion. The Adviser follows an investment style sometimes called “GARP” or “Growth At a Reasonable Price.” The Adviser generally invests the Fund’s assets in small-cap companies with expected earnings growth that exceed that of the average of all U.S. publicly traded companies, where valuations seem reasonable compared to the expected earnings growth, where fundamental financial characteristics appear to be strong, where (in the Adviser’s opinion) the business model offers sustainable competitive advantage, and where management has an important ownership stake in the company. The Adviser uses a bottom-up approach in selecting securities. The Fund may invest in securities of companies of any market sector and may, from time to time, hold a significant amount of securities of companies within a single sector. Sectors are defined by the Russell Industry Classification Benchmark (“ICB”) Industry Classifications. The Fund currently anticipates that it will have significant exposure to the Industrials and Technology sectors. There is no guarantee that the Fund will achieve its investment objective.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in “Risk Factors” in the statutory prospectus. The Fund’s net asset value (“NAV”) and total return may be adversely affected for a number of reasons, including, without limitation, if any of the following occurs:

•

Market Risk: The market values of securities acquired by the Fund may decline.  Market risk may result from expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted.  Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, unexpected trading activity among retail investors, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

•

Equity Risk:  Equity risk is the risk that a security’s value will fluctuate in response to events affecting an issuer’s profitability or viability.  Unlike debt securities, which have a superior claim to a company’s assets in case of liquidation or bankruptcy, equity securities benefit from a company’s earnings and cash flow only after the company meets its other obligations.  For example, a company must pay interest on its bonds before it pays stock dividends to shareholders.

•

Management Risk: Management risk is the risk that the Adviser does not execute the Fund’s principal investment strategies effectively.  Management risk is the risk that a strategy used by the Adviser may fail to produce the intended results for the Fund or that imperfections, errors or limitations in the tools and data used by the Adviser may cause unintended results.

•	Small Cap Securities Risk: Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, established companies in times of deteriorating economic conditions. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines, markets or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

20

•

Valuation Risk: The sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

•

Industry and Sector Risk: Significant investments in the securities of issuers within a particular industry or sector may have a greater impact on value. Companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities in all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry (as defined in the Statement of Additional Information), the Fund may invest without limitation in a particular market sector. Sectors are defined by the Russell ICB Industry Classifications. The Fund currently anticipates that it will have significant exposure to the industrials and technology sectors. Notwithstanding the foregoing, the Fund has a policy not to concentrate in any single industry.

o     Industrials Securities Risk. Industrials include companies involved in the design, manufacture or distribution of construction and building materials, defense and aerospace, containers and packaging, electronics, transportation and support services. These companies may be affected by changes in domestic and international economies and politics, consolidation, excess capacity, changes in supply and demand for products and services, product obsolescence, claims for environmental damages or product liability, and general economic conditions.

o     Technology Securities Risk. Technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies are subject to significant competitive pressures. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

•

Investment Style Risk: A company’s earnings may not increase as expected.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment.  The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style.

•	Foreign Securities Risk: Foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. and are subject to fluctuations in currency exchange rates.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the performance of Investors Class shares of the Fund from year to year and by showing how the Fund’s average annual returns for the one-year, five-year, ten-year and since inception periods compare with those of a broad measure of market performance.   Past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website: conestogacapital.com/mutual-funds/.

The returns below represent the returns for Investors Class shares of the Small Cap Fund (formerly, “Shares”). Institutional Class shares and Investors Class shares of the Small Cap Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses.

21

Calendar Year Total Return

During the period shown in the chart, the Fund’s best performing quarter was 26.43% for the three months ended June 30, 2020. During the same period, the Fund’s worst performing quarter was -19.32% for the three months ended March 31, 2020.

This table compares the Fund’s average annual total returns for Investors Class shares and Institutional Class shares (before taxes only) for the periods ended December 31, 2021 to those of the Russell 2000 Growth Index. Institutional Class shares and Investors Class shares of the Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates. These after-tax returns do not reflect the effect of any applicable state or local taxes. Your after-tax returns may differ from those shown. After-tax returns are not relevant to shareholders investing through tax-deferred programs such as an IRA plan. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sale of Fund Shares to be greater than the returns after taxes on distributions or even the returns before taxes. Future results may be different from those shown.

Average Annual Total Returns as of 12/31/21	One Year	Five Year	Ten Year	Institutional Class Since Inception (8/13/14)
Conestoga Small Cap Fund – Investors Class:
Return Before Taxes	16.13%	19.61%	16.48%
Return After Taxes on Distributions	14.70%	18.80%	15.94%
Return After Taxes on Distributions and Sale of Fund Shares	10.51%	15.82%	13.90%
Conestoga Small Cap Fund – Institutional Class (Inception Date 8/13/14)*	16.37%	19.86%	-	17.10%
Russell 2000 Growth Index (the performance information for this index reflects no deduction for fees, expenses or taxes)	2.83%	14.53%	14.14%	12.09%

*

Return before taxes. Returns after taxes on distributions and after taxes on distributions and sale of Fund shares are shown for Investors Class shares only and will differ for Institutional Class shares.

Investment Adviser

Conestoga Capital Advisors, LLC (“Conestoga” or the “Adviser”).

22

Portfolio Managers

Robert M. Mitchell, Managing Partner and Chief Investment Officer of Conestoga, and Joseph F. Monahan, Managing Partner and Director of Research of Conestoga, are primarily responsible for the day-to-day management of the Fund’s Portfolio. Mr. Mitchell has been a portfolio manager since the Fund’s inception in 2002, and Mr. Monahan has been a portfolio manager of the Fund since February 2014.

Purchase and Sale of Fund Shares

You can buy shares of the Fund, as a new shareholder or for a retirement plan, with a minimum initial investment of $250,000 for Institutional Class shares and $2,500 for Investors Class shares; there is no minimum for subsequent investments. The minimum initial investment under an automatic investment plan is $500, with no minimum for subsequent investments.

If you wish to purchase or redeem shares directly through the Fund, you can do so by mail or by telephone on any business day once you have established an account. To establish an account, complete an account application and mail it with a check to: Conestoga Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Additional purchases may be made by using the Fund’s mailing address, or by calling 1-800-494-2755. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Effective March 2, 2018, the Fund was closed for purchase by certain categories of new investors. See “Investing in the Fund” beginning on page 35 of the statutory prospectus for more information on eligibility to purchase shares of the Fund.

Tax Information

The Fund’s distributions are taxable, and will generally be taxed at ordinary income or capital gain rates, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENTS

Principal Investments — Additional Information

This Prospectus describes the Investors Class and Institutional Class shares of the Funds, which are currently offered by Conestoga Funds (the “Trust”).

A Fund’s investment objective is fundamental and may not be changed except by the vote of a majority (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of a Fund’s outstanding voting shares.

Equity securities that a Fund may purchase under normal circumstances to achieve its investment objective include: ADRs, domestic and foreign common or preferred stocks, rights and warrants. For cash management or for temporary defensive purposes in response to market conditions, a Fund may hold all or a portion of its assets in cash, short-term money market instruments or obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities (“U.S. Government Obligations”). This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective. A Fund may not concentrate in any one industry, but it may invest without limitation in a particular market sector. Sectors are defined by the Russell Industry Classification Benchmark (“ICB”) Industry Classifications.

▪	ADRs. ADRs are receipts for foreign company shares held by a United States depositary institution, entitling the holder to all dividends and capital gains of the underlying shares. ADRs are quoted in U.S. dollars and are traded on U.S. exchanges.

▪	Common stock. Common stock is a type of security that represents ownership in a corporation. Common stocks generally have outperformed bonds and preferred shares over long-term investment periods. Holders of common stock exercise control by electing a board of directors and voting on corporate policy but are on the bottom of the priority ladder in the event of liquidation. Common stockholders have rights to a company’s assets only after bond holders, preferred shareholders and other debt holders are paid in full.

Under normal market conditions, the Funds do not engage in active and frequent trading.

For a more complete description of which securities each Fund can invest in and securities ratings, see the Statement of Additional Information (“SAI”).

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RISK FACTORS

Principal Risks — Additional Information

As with all mutual funds, investing in a Fund involves certain risks. There is no guarantee that a Fund will meet its investment objective, and there is never any assurance of future performance. You can lose money by investing in the Funds. A Fund may use various investment techniques, some of which involve greater amounts of risk than others. A risk may still apply to a Fund although it is not a principal risk of investing in the Fund. The significance of each risk factor below may change over time and you should review each risk factor carefully. To reduce risk, each Fund is subject to certain limitations and restrictions on its investments, which are described in more detail in the SAI.

The table below lists the principal risks that are discussed in this section.

	Conestoga SMid Cap Fund	Conestoga Mid Cap Fund	Conestoga Micro Cap Fund	Conestoga Small Cap Fund
Equity Risk	✓	✓	✓	✓
Small Cap Company Risk	✓		✓	✓
Mid Cap Company Risk	✓	✓
Micro Cap Company Risk			✓
Market Risk	✓	✓	✓	✓
Management Risk	✓	✓	✓	✓
Foreign Investment Risk	✓	✓	✓	✓
Currency Risk	✓	✓	✓	✓
Large Redemption Risk	✓	✓	✓	✓
Valuation Risk	✓	✓	✓	✓
Industry and Sector Risk	✓	✓	✓	✓
• Industrials Sector Risk	✓	✓		✓
• Consumer Discretionary Sector Risk		✓
• Healthcare Sector Risk	✓	✓	✓
• Technology Securities Risk	✓	✓	✓	✓
• Producer Durables Securities Risk			✓
Cybersecurity Risk	✓	✓	✓	✓

▪	Equity risk. Equity risk is the risk that a security’s value will fluctuate in response to events affecting an issuer’s profitability or viability. Unlike debt securities, which have a superior claim to a company’s assets in case of liquidation or bankruptcy, equity securities benefit from a company’s earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders.
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▪	Small cap company risk. Small cap company risk is a particularly pronounced risk for the Fund because it invests a significant percentage of its assets in the stocks of companies with relatively small market capitalizations. The stocks of these companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees.

▪	Mid cap company risk. Mid cap company risk is particularly pronounced for the Fund because it invests a significant percentage of its assets in the stocks of companies with medium market capitalizations. Mid cap company risk is the risk that medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies.

▪	Micro cap company risk. Micro cap company risk is a particularly pronounced risk for the Fund because it invests a significant percentage of its assets in the stocks of companies with relatively small market capitalizations. The securities of micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volume than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. The micro-cap securities may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. They generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are mid and large cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling securities. These companies may have limited product lines, markets or financial resources, may depend on a few key employees and lack management depth, and may be more vulnerable to adverse business or market developments. Smaller company stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks. Moreover, the lack of an efficient market for the securities may make them difficult to value.
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▪	Market risk. Market risk is the risk that the market value of a security may go up or down, sometimes rapidly and unpredictably because of economic changes or other events including, without limitation, real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in bond markets, disease (including pandemics), volatility in the equities market, unexpected trading activity among retail investors, or adverse investor sentiment, that affect individual issuers or large portions of the market. These fluctuations may cause the security to be worth more or less than it was at the time it was acquired. The frequency and magnitude of such changes in value cannot be predicted. Market risk may involve a single security or a particular sector.

The COVID-19 pandemic has caused financial markets to experience significant volatility and uncertainty exists as to its long-term impact. COVID-19 has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and economic uncertainty. Although vaccines for COVID-19 are becoming widely available, the impact of the outbreak may last for an extended period of time, and the pace of recovery may vary from market to market. The impact of epidemics and pandemics such as COVID-19 could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. These conditions could result in the Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund’s performance, and cause losses on your investment in the Fund. You should also review this prospectus and the SAI to understand the Fund’s discretion to implement temporary defensive measures, as well as the circumstances in which the Fund may satisfy redemption requests in-kind.

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▪	Management risk. Management risk is the risk that the Fund’s management team’s investment strategies may not produce the intended results. Management risk also involves the possibility that the Fund’s management teams fail to execute an investment strategy effectively.

▪	Foreign investment risk. Foreign investment risk is the risk involved with the Fund’s investments in foreign companies. Foreign investments pose additional risks including those relating to political, economic and regulatory events and circumstances unique to a country or region will affect those markets and their issuers. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and less stringent investor protections and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be less liquid, more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks. These factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.

▪	Currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

▪	Large redemption risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

▪	Valuation Risk. The sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Fair valuation of the Fund’s investments involves subjective judgment. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

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▪	Industry and Sector Risk. If the Fund has significant investments in the securities of issuers within a particular industry or sector, any development affecting that industry or sector will have a greater impact on the value of net assets of the Fund than would be the case if the Fund did not have significant investments in that industry or sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular industry or sector. Certain industries or sectors may also represent a significant portion of the Fund’s benchmark, with developments that affect the industry or sector having greater impact on the benchmark than on the equity markets as a whole. To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Sectors are defined by the Russell ICB Industry Classifications. Notwithstanding the foregoing, the Fund has a policy not to concentrate in any single industry.

▪	Industrials Sector Risk. The industrials sector includes companies that manufacture and distribute capital goods, such as aerospace and defense, building products, construction and engineering, electrical equipment, industrial conglomerates, machinery. These companies may be affected by changes in domestic and international economies and politics, including government regulation, world events, consolidation, excess capacity, environmental damages, product liability claims and exchange rates.

▪	Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies engaged in the consumer discretionary sector may be affected by changes in domestic and international economies, exchange rates, interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.

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▪	Healthcare Sector Risk. The profitability of companies in healthcare may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

▪	Technology Securities Risk. Technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies are subject to significant competitive pressures. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

▪	Producer Durables Securities Risk. Producer durables include companies involved in the design, manufacture or distribution of industrial durables such as electrical equipment and components, industrial products, and housing and telecommunications equipment. These companies may be affected by changes in domestic and international economies and politics, consolidation, excess capacity, and consumer demands, spending, tastes and preferences.

▪	Cybersecurity Risk. Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches or data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

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A description of the Funds’ policies and procedures with respect to disclosure of each Fund’s portfolio securities is available in the SAI.

FUND Management

About the Conestoga Funds

The Board of Trustees (the “Board”) of the Trust has the overall responsibility for the management of the Funds.

Investment Adviser

The Adviser, a Delaware limited liability company registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”), is the investment adviser of the Funds. The Adviser is located at CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087. As of December 31, 2021, the Adviser managed approximately $8.8 billion for numerous institutional and individual clients.

The Adviser supervises and assists in the overall management of the affairs of the Trust and the Funds, subject to oversight by the Board.

Management Fees

As compensation for advisory services to the Funds, the Adviser is entitled to an advisory fee, based on the average daily net assets of each Fund, as described in the table below. The Adviser has contractually agreed, effective January 31, 2022, with respect to the SMid Cap Fund, Mid Cap Fund and Small Cap Fund, to limit each Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to the percentage of average daily net assets of Institutional Class and Investors Class shares of each Fund as shown in the table below until at least January 31, 2023. The Adviser has agreed, effective December 17, 2021, with respect to the Micro Cap Fund, to limit the Fund’s “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to the percentage of average daily net assets of Institutional Class and Investors class as shown in the table below until at least January 31, 2023. A discussion regarding the Board’s basis for approving the Funds’ investment advisory agreements is included for the SMid Cap Fund and Small Cap Fund in the Funds’ semi-annual report for the fiscal period ended March 31, 2021, for the Mid Cap Fund in the Funds’ annual report for the fiscal year ended September 30, 2021, and for the Micro Cap Fund will be included in the Funds’ semi-annual report for the fiscal period ending March 31, 2022.

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Fund	Contractual Advisory Fee Rate	Institutional Class Expense Limitation	Investors Class Expense Limitation
Conestoga SMid Cap Fund	0.85%	0.85%	1.10%
Conestoga Mid Cap Fund	0.80%	0.80%	1.05%
Conestoga Micro Cap Fund	1.00%	1.25%	1.50%
Conestoga Small Cap Fund	0.90%	0.90%	1.10%

If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between “Total Annual Fund Operating Expenses” and the respective percentage to recapture any of its prior waivers or reimbursements for a period not to exceed two years from the date the waiver or reimbursement was made, to the extent that such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement or at the time of recapture.

Portfolio Managers

Derek S. Johnston, CFA, Robert M. Mitchell and Joseph F. Monahan, CFA, are primarily responsible for the day-to-day management of the SMid Cap Fund’s portfolio. Derek S. Johnston, CFA, and Robert M. Mitchell are the lead portfolio managers of the SMid Cap Fund.

Derek S. Johnston, CFA and Ted Chang, CFA, are primarily responsible for the day-to-day management of the Mid Cap Fund’s portfolio. Robert M. Mitchell serves as co-portfolio manager of the Mid Cap Fund.

David R. Neiderer, CFA, CPA and Joseph F. Monahan, CFA are primarily responsible for the day-to-day management of the Micro Cap Fund’s portfolio. Robert M. Mitchell serves as co-portfolio manager of the Micro Cap Fund.

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Robert M. Mitchell and Joseph F. Monahan are primarily responsible for the day-to-day management of the Small Cap Fund’s portfolio.

•	Ted Chang has served as a portfolio manager of the Mid Cap Fund since its inception in June 2021. Mr. Chang joined Conestoga in July 2020 as a Portfolio Manager for the firm’s Mid Cap Growth strategy. He also serves as a Research Analyst, researching and qualifying investment ideas for Conestoga’s Small, SMid and Mid Cap Growth Products. Prior to joining Conestoga, Mr. Chang was a Portfolio Manager and Managing Director from 2019 to 2020, an Associate Portfolio Manager from 2018 to 2019 and an Equity Research Analyst from 2014 to 2017 at Thornburg Investment Management. Prior to joining Thornburg, Mr. Chang served as an Equity Research Analyst at 300 North Capital from 2012 to 2014.

•	Derek S. Johnston has served as co-portfolio manager of the SMid Cap Fund since 2016 and co-portfolio manager of the Mid Cap Fund since its inception in June 2021. Mr. Johnston joined Conestoga in June 2015 and is responsible for providing equity research for the Small, SMid and Mid Cap equity strategies. He also supports the small cap research effort covering several names held in the small cap strategy. Prior to joining Conestoga, Mr. Johnston was a Co-Portfolio Manager for small and smid cap portfolios at 300 North Capital, LLC, where he worked from 2007-2015. He previously served as an Equity Research Analyst for small cap equities at Engemann Asset Management and an Equity Research Associate at Banc of America Securities. He has been a CFA Institute Charterholder since 2003.

•	Joseph F. Monahan has served as co-portfolio manager of the SMid Cap Fund since its inception in 2014, co-portfolio manager of the Micro Cap Fund since its launch in December 2021 and co-portfolio manager of the Small Cap Fund since 2014. Mr. Monahan was also a portfolio manager of the Micro Cap Fund’s Predecessor Fund from its commencement of operations in 2018. Mr. Monahan joined Conestoga in December of 2008 from McHugh Associates. He is a Portfolio Manager and Senior Research Analyst for the Small and SMid Cap equity strategies. Prior to joining McHugh in 2001, Mr. Monahan was a Vice President and Portfolio Manager at Pitcairn Trust Company. He is a CFA Charterholder and a member of the CFA Society of Philadelphia.

•	Robert M. Mitchell has served as co-portfolio manager of the SMid Cap Fund since its inception in 2014, co-portfolio manager of the Mid Cap Fund since its inception in June 2021, co-portfolio manager of the Micro Cap Fund since its launch in December 2021 and co-portfolio manager of the Small Cap Fund since its inception in 2002. Mr. Mitchell was also a portfolio manager of the Micro Cap Fund’s Predecessor Fund from its commencement of operations in 2018. As co-founder of the Adviser, Mr. Mitchell has served as Chief Investment Officer since 2014 and managing partner since 2001, where he is responsible for directing the firm’s equity portfolio management process and employing the firm’s fundamental research approach to selecting securities.

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•	David R. Neiderer has served as a portfolio manager of the Micro Cap Fund since launch in 2021. Mr. Neiderer joined Conestoga in July of 2013 and became a Partner of the firm in 2018. Mr. Neiderer was also a portfolio manager of the Micro Cap Fund’s Predecessor Fund from its commencement of operations in 2018. He also serves as a Research Analyst, researching and qualifying investment ideas for Conestoga’s Small and SMid Cap Growth Products. Prior to joining Conestoga, Mr. Neiderer had similar responsibilities as a Research Analyst at both Penn Capital and Chartwell Investment Partners. He is a CFA Charterholder and a member of the CFA Society of Philadelphia. Mr. Neiderer is also a Certified Public Accountant.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Funds’ shares.

HOW THE FUNDs VALUE SHARES

A Fund calculates its share price for each class of shares, called its NAV per share, each business day as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”), which is normally at 4:00 p.m. Eastern Time. A business day is a day on which the NYSE is open for trading (“Business Day”).

The NAV for each class of shares of the Funds is calculated by dividing the value of a Fund’s net assets attributable to that class of shares by the number of the Fund’s outstanding shares of that class.

You can request a Fund’s current NAV by calling the Funds at 1-800-494-2755 or your Authorized Dealer, as defined below. The NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

Securities owned by a Fund that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Fund does not price its shares. In this case, the value of a Fund’s shares may change on days when you are not able to buy or sell shares.

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A Fund values its investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Board. The Board has delegated the fair valuation of a Fund’s portfolio securities to a Pricing Committee (the “Committee”). The Committee is comprised of the Adviser’s personnel and may also include one or more Trustees. The Committee determines a portfolio security’s fair value in accordance with guidelines approved by the Board. The Committee periodically presents reports of its activities to the Board.

A security’s market quotation may not be considered “readily available” in situations in which: (i) a quoting dealer no longer provides prices, or data is otherwise missing with respect to a particular security priced by that dealer; (ii) there is no market quotation available because the security is restricted or not actively traded; (iii) the security’s price includes a component for dividends or interest income accrued; or (iv) spreads between bid and asked prices are so large as to render them questionable.

A portfolio security may be fair valued if significant events have occurred that may affect the value of the security, including, but not limited to, natural disasters, armed conflicts, and significant government actions. In this regard, consideration must be given to significant events (especially with respect to foreign securities) that have occurred after the exchange or market has closed but before the time as of which a Fund’s NAV is calculated. Significant events may relate to a single issuer or to an entire market sector. In addition, significant fluctuations in domestic or foreign markets may constitute a significant event.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair valuation of one or more securities may not, in retrospect, reflect the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale, exchange or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

INVESTING IN THE FUNDs

This section provides information to assist you in buying, exchanging and redeeming shares of each class of the Funds. You may buy, exchange or redeem shares on any Business Day at a price based on the NAV that is calculated after you place your order. Please read the entire Prospectus carefully before buying shares of the Funds.

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How to Purchase Shares

You may purchase shares of a Fund through a broker-dealer with whom the Fund’s distributor has entered into a sales agreement (an “Authorized Dealer”) or directly from a Fund. A Fund will be deemed to have received a purchase, exchange or redemption order when an Authorized Dealer accepts the order. Authorized Dealers may charge a fee for handling your purchase, exchange or redemption order. If you place your order before the close of regular trading on the NYSE, you will receive the NAV that a Fund calculates that day. Orders placed after the close of regular trading on the NYSE will be priced at the next NAV that is calculated. A Fund reserves the right to reject any request to purchase shares of the Fund. The minimum investment requirement for Institutional Class shares of a Fund may be waived by the Trustees of Conestoga Funds. Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

The minimum initial investment for each Fund is $2,500 for the Investors Class and $250,000 for the Institutional Class. There is no minimum for subsequent investments.

Institutional Class and Investors Class shares have different expenses and other characteristics. Investors Class shares have higher annual expenses than Institutional Class shares. The performance of these share classes will differ due to the difference in expenses.

Institutional Class shares are for individual investors and for certain institutional investors investing for their own or their customers’ account. Investors Class shares are for investments made through certain financial institutions or intermediaries.

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Small Cap Fund Closure

With limited exceptions, effective March 2, 2018, shares of the Small Cap Fund are generally closed to new retail investors opening accounts through financial intermediaries (i.e., advisory firms, broker dealers, etc.). Shares continue to be available for purchase to existing retail or “fund direct” investors.

Effective July 1, 2018 through at least January 31, 2023, shares of the Small Cap Fund are generally not available to new accounts through financial intermediaries without existing client relationships with the Small Cap Fund or the Adviser. As of that effective date, shares continue to be available for purchase by existing and new investors purchasing through financial intermediaries with existing client relationships with the Small Cap Fund or the Adviser. Effective July 1, 2018, shareholders of the Funds who are not currently also shareholders of the Small Cap Fund are generally no longer able to exchange their shares of another series of Conestoga Funds for shares of the Small Cap Fund; however, shareholders of the Small Cap Fund may continue to exchange their shares of the Small Cap Fund for shares of another series of Conestoga Funds. Contact Conestoga Funds or your financial advisor for more information about investing in the Funds.

Purchase Procedures

If you choose to purchase shares of a Fund through an Authorized Dealer, you should contact the Authorized Dealer in person or by telephone.

The Funds have established an anti-money laundering compliance program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 “USA PATRIOT Act.” In order to ensure compliance with this law, the Funds must obtain the following information for all registered owners and all authorized individuals (corporate accounts require additional documentation):

▪	Full name;

▪	Date of birth;

▪	Social Security number; and

▪	Permanent street address (a post office box is not acceptable).

Please note that your application will be returned if any information is missing. If you require additional assistance when completing your application, please call 1-800-494-2755.

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If you wish to purchase shares directly through a Fund, you can do so by mail or by telephone once you have established an account. To establish an account, complete an account application and mail it with a check, bank draft or money order to:

* by Regular U.S. Mail: * by Overnight Mail:	Conestoga Funds P.O. Box 46707 Cincinnati, Ohio 45246-0707 Conestoga Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Funds do not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In order to protect the Funds from check fraud, a Fund will not accept third-party checks (originally payable to someone other than the Funds).

Additional purchases may be made by mail, using the addresses above, or by calling 1-800-494-2755. Payment for additional shares must be made by check, bank draft, money order or by wire. To pay by wire, you should:

h by Wire	Call the Funds at 1-800-494-2755 prior to the close of regular trading on the NYSE before wiring any funds to give notice of the purchase and to receive specific instructions. You will be asked to specify the number or dollar amount of shares that you wish to buy. Funds must be wired the same day that your trade is placed.

Pre-Authorized Investment Plan. You can also purchase Investors Class and Institutional Class shares of a Fund through a pre-authorized investment plan. Under the plan, your personal bank account is automatically debited on a monthly or quarterly basis to purchase Investors Class shares of a Fund. You will receive the NAV as of the date the debit is made. To set up your plan, please call the Funds at 1-800-494-2755. The minimum amount to purchase Investors Class shares of a Fund through a pre-authorized investment plan is $500.

Retirement Plans. You can also purchase shares of a Fund as part of your retirement portfolio. Your Authorized Dealer can set up your new account under one of several tax-deferred retirement plans, including IRAs and Keoghs, although new Keoghs may not be established directly with a Fund. Please contact your Authorized Dealer or the Fund for details regarding an IRA, Keogh or other retirement plan that works best for your financial situation.

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Frequent Purchases, Exchanges and Redemptions of Fund Shares (“Market Timing”)

Market Timing can be defined as any attempt to use past prices and other market-generated data to forecast future prices of securities or indexes, whether long-term or intra-day. Market timers evaluate various economic or stock market indicators to determine when to buy or sell securities. Timing may include charting, momentum investing, and quantitative analysis using various algorithms, artificial intelligence or charting techniques. Investors engage in Market Timing in the belief that, by avoiding periods of market weakness and participating in periods of strength, they should be able to realize superior returns. Market Timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, Market Timing could potentially dilute share value for all other shareholders by requiring a Fund to hold more cash than it normally would.

The Trust neither encourages nor accommodates Market Timing of the Funds’ shares. To this end, the Board has adopted policies and procedures with respect to Market Timing. In order to prevent or minimize Market Timing, the Funds employ “fair value” pricing to decrease the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to Market Timing activity. Specifically, in identifying Market Timing activity, we consider, among other things, the frequency of trades, whether trades are combined with a group of shareholders, or whether trade orders are placed with a group of shareholders, or whether a trade order was placed through a securities dealer or financial intermediary. Under the Funds’ policies and procedures, at each meeting of the Board, the Adviser is required to present a written report of any Fund accounts that were prohibited from making additional purchases during the previous quarter.

Prevention. The fair valuation of portfolio securities traded outside the U.S. may prove to be a deterrent to Market Timing by seeking to resolve any discrepancies between the valuation of these securities as of the close of the relevant foreign market and the perceived value of these securities at the time a Fund calculates its NAV per share, based on developments in the U.S. market occurring after the foreign market closes. With respect to portfolio securities traded in the U.S., fair valuation is most frequently used to price portfolio securities for which a market quotation is not readily available, for example, in situations when a security is thinly traded or when trading in a security has been halted by the relevant exchange. Fair valuation in this context generally is not expected to be a significant deterrent to Market Timing. When fair valuing portfolio securities, the Trust follows its Fair Valuation Procedures.

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▪	Detection and Remedies. Frequent trading by a shareholder is a characteristic that helps identify the activity suspected of being Market Timing. The Adviser monitors shareholder activity reports on a weekly and monthly basis for suspected Market Timing based on short-term purchase/sale activity indicative of Market Timing with another fund family or investment option. Short-term purchase/sale activity is defined as a purchase of a Fund, subsequent redemption and re-purchase of a Fund within 30 days of the initial purchase. Reports include direct and “disclosed” accounts and omnibus accounts of financial intermediaries. If the value of the activity and frequency indicates that a direct account may be engaging in short-term purchase/sale activity, the Adviser will instruct a Fund’s transfer agent to freeze the account to liquidation only.

Specifically, focus is placed on reviewing substantial redemptions, which may be harmful to a Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity. If short-term trading trends are detected, an appropriate course is taken. A Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions representing frequent trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by payment. These restrictions apply uniformly among all shareholders.

▪	Cooperation. Because the Funds receive purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, a Fund cannot always detect frequent purchases and redemptions. As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited, and a Fund cannot guarantee to identify or prevent every instance of inappropriate trading.

In most cases, the Funds depend on cooperation from financial intermediaries with respect to monitoring and discouraging Market Timing. This cooperation may be proactive or reactive, depending on the system capabilities and processes of a particular financial intermediary. A Fund often does not have immediate access to individual account-level activity for those investing through an intermediary and generally must request information about this activity rather than receiving it automatically. In addition, not all intermediaries maintain the types of sophisticated transaction tracking systems that permit them to apply the types of reviews applied by a Fund.

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If the value and frequency of the activity indicates that one or more underlying accounts may be engaging in short-term purchase/sale activity, the Adviser will instruct the financial intermediary to freeze the underlying account to liquidation only. Each financial intermediary may have unique capabilities and processes for handling these situations. The Adviser will work with the financial intermediary to implement the solution that is most consistent with this policy and the intermediary’s capabilities.

As noted above, a Fund reserves the right in its sole discretion to reject purchase and exchange orders. The Funds do not have any arrangements intended to permit trading in contravention of the policies described in this section of the Prospectus. The Funds may modify the Market Timing policies at any time.

Exchanging Shares

Effective July 1, 2018, shareholders are generally no longer able to exchange Fund shares for shares of the Small Cap Fund. If or when an exchange of Fund shares for shares of the Small Cap Fund is available, in making an exchange, you are selling your Fund shares and buying shares of the Small Cap Fund, which is a taxable event.

Investors Class shares of the Funds may be exchanged for Investors Class or Institutional Class shares of another series of Conestoga Funds (depending on which class an investor qualifies for). Existing holders of Investors Class shares of the Funds who are eligible to hold Institutional Class shares of the Funds may exchange their Investors Class shares for Institutional Class shares of the Funds. When you exchange Fund shares for shares of another series of Conestoga Funds, you are selling your shares and buying shares of the other series of Conestoga Funds, which is a taxable event. Your sale price and purchase price will be based on the NAV next calculated after a Fund or Authorized Dealer receives your exchange request.

How to Exchange Shares

You may exchange shares by contacting the Funds directly by mail or calling 1-800-494-2755. The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may terminate or suspend your exchange privilege if you engage in a pattern that is excessive, as determined in the sole discretion of the Funds.

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How to Redeem Shares

You may redeem shares on days when the market is open through the Funds or your Authorized Dealer.

Redemption Procedures

Method of Redemption	Instructions

To redeem your shares by mail, you should send the Funds a signed letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. Please make sure all parties required to sign the redemption request have done so. Send your request to:

* by Regular U.S. Mail: * by Overnight Mail:	Conestoga Funds P.O. Box 46707 Cincinnati, Ohio 45246-0707 Conestoga Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

( by Telephone	To redeem your shares by telephone, call the Funds at 1-800-494-2755 or your Authorized Dealer between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time on any day when the market is open. You may redeem your shares by telephone only if you have authorized telephone redemption on your account application.

Payment for Redeemed Shares

Payment for redeemed shares will be made by mailing a check to you, generally within three Business Days, but in no case longer than seven days, after your request is received in proper form. If you would like payment for redeemed shares through wire transfer, your funds will generally be wired the Business Day following the day your redemption request is received in proper form, but in no case longer than seven days. To receive your proceeds by wire, you should provide the Funds with the name, location, ABA or bank routing number of your bank and your bank account number. Sufficient information must be included in your redemption request for the Funds to process the order. A Fund reserves the right to reinvest checks that have been outstanding in excess of 180 calendar days. This includes payments for any forms of cash distribution (including redemption proceeds, dividends and capital gains). The right to reinvest outstanding checks does not apply to IRA accounts.

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The Funds expect that payment of redemption proceeds will normally be made from uninvested cash or short-term investments, or proceeds from the sale of portfolio securities. It is possible that stressed market conditions or large shareholder redemptions may result in the need for utilization of a Fund’s ability to redeem in-kind in order to meet shareholder redemption requests. A Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption request in good order by a Fund.

Additional Information About Redemptions

Systematic Withdrawal Plan. Under a systematic withdrawal plan, you may withdraw a set amount ($250 minimum) at regular time intervals as long as you have a beginning account balance of at least $10,000. If you would like to take advantage of this or any other shareholder services that the Funds provide, please call your account representative at 1-800-494-2755 to obtain the appropriate forms. This or other shareholder services may be changed or terminated at any time with 60 days’ notice to shareholders.

Waiting period. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 15 days.

Signature guarantees. If your redemption proceeds exceed $25,000, or if you instruct a Fund to send the proceeds to someone other than the record owner at the record address, or if you are a corporation, partnership, trust or fiduciary, your signature must be guaranteed. If the name(s) or the address on your account has changed within the 15 days prior to your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Funds’ transfer agent will accept signatures guaranteed only by one of the following: a U.S. bank or trust company, a U.S. registered dealer or broker in securities, municipal securities or government securities, or a clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The transfer agent has adopted standards for accepting signature guarantees from the above institutions. The Funds and the transfer agent reserve the right to amend these standards at any time without notice.

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If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Telephone policies. To purchase, exchange or sell shares by telephone directly through a Fund, you must authorize the Fund to accept telephone instructions. If you do, the Fund will accept instructions from people who it believes are authorized to act on your behalf. The Funds will use reasonable procedures (such as requesting personal identification) to ensure that the caller is properly authorized. Neither the Funds nor the transfer agent will be liable for losses for following instructions reasonably believed to be genuine. During times of extreme economic or market conditions, you may experience difficulty in contacting your account representative by telephone to purchase, exchange or request a redemption of shares. If this occurs, please consider using the other purchase, exchange or redemption procedures described in this Prospectus. Alternative procedures may take longer to purchase, exchange or redeem your shares.

Automatic redemption; redemption in kind. If the value of your account falls below $2,500 (for reasons other than changes in the value of your shares), the Trust may automatically liquidate your account and send you the proceeds. The Trust will send you a notice at least 60 days before doing this. To the extent allowed under applicable law, the Trust also reserves the right to redeem your shares “in kind.” For example, if you redeem a large number of shares and a Fund is unable to sell securities to raise cash, the Trust may send you shares of securities of comparable value from the Fund’s portfolio. You will incur brokerage costs on the sale of shares of securities received in an in-kind distribution.

Suspension of the Right of Redemption. A Fund may suspend your right to redeem your shares under any of the following circumstances:

•	during non-routine closings of the NYSE;

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▪	when the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of a Fund’s securities; or

▪	when the SEC orders a suspension to protect a Fund’s shareholders.

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan on behalf of its Investors Class and Institutional Class shares, under which shareholder servicing agents provide administrative and support services to their customers. Each Shareholder Servicing Plan was also adopted on behalf of Investors Class shares and Institutional Class shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. These services may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from Investors Class shares and Institutional Class shares of the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, the Funds, on behalf of Investors Class and Institutional Class shareholders, may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor “no transaction fee” or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically. The shareholder servicing agreement for Institutional Class shares of each Fund, which is in place through September 30, 2022, limits Institutional Class shares of each Fund to 0.10% in shareholder servicing fees. After such date, the Board may determine to increase the amount of such fees without a vote of the Funds’ Institutional Class shareholders. The Funds do not intend to pay more than 0.05% in shareholder servicing fees for Investor Class shares through September 30, 2022. After such date, the Board may determine to increase the amount of such fees without the vote of the Funds’ Investors Class shareholders.

In no event will each Fund pay more than 0.25% in shareholder servicing fees for its Investors Class shares or Institutional Class shares.

Distribution Plan for Investors Class Shares

The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay fees from its Investors Class shares assets for selling and distributing Investors Class shares. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

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Investors Class shares of each Fund can pay distribution (12b-1) fees at an annual rate of up to 0.25% of each Fund’s Investors Class share assets. The Adviser, at its own expense, and from its own resources and without reimbursement from the Funds, may compensate certain persons who provide services in connection with the sale or expected sale of shares of the Funds, subject to applicable laws and regulations.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund passes along its investment earnings to you in the form of dividends and capital gains distributions. Dividends are the net income from investments after expenses. Each Fund declares and pays dividends from its net investment income annually. If there are any short-term capital gains on the sale of investments, they are distributed as necessary. Normally, the Funds will pay any long-term capital gains once a year.

You can receive dividends and distributions in one of the following ways:

•	Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of the Funds. This option is followed by the Funds unless you indicate another choice on your account application.

▪	Cash. The Funds will send you a check no later than seven days after the payable date.

▪	Partial reinvestment. The Funds will automatically reinvest the dividends in additional shares of the Funds and pay your capital gain distributions to you in cash. Or, the Funds will automatically reinvest your capital gain distributions and send you your dividends in cash.

▪	Direct deposit. In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer the funds within seven days of the payment date. To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Fund account.

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▪	You may choose your distribution method on your original account application. If you would like to change the option you selected, please call the Funds at 1-800-494-2755 or contact your Authorized Dealer.

Taxes

The following is a summary of certain U.S. federal income tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation.

Distributions. Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, a Fund’s distributions will be taxable to you for federal, state and local income tax purposes. Distributions are taxable whether they are received in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income. Distributions attributable to the net capital gain of the Funds will generally be taxable to you as long-term capital gain. This is true no matter how long you own your shares.

Under current provisions of the Internal Revenue Code of 1986, as amended, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is generally 23.8% (which includes a 3.8% Medicare tax). Also, Fund distributions to non-corporate shareholders attributable to dividends received by a Fund from U.S. and certain “qualified” foreign corporations (“qualifying dividends”) will generally be taxed at long-term capital gain rates, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of the Fund’s securities lending activities, if any, a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations. For these lower rates to apply to Fund distributions, the non-corporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend).

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January of the following year are taxable as if they were paid on December 31.

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A portion of a Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This amount may, however, be reduced as a result of a Fund’s securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

You should note that if you purchase shares of a Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse result is known as “buying into a dividend.”

Sales, Exchanges and Redemptions. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange of your shares for shares of another series of Conestoga Funds, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Each Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when Fund shares are sold or exchanged. Each Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

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IRAs and Other Tax-Qualified Plans. The one major exception to the tax principles described above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, unless you borrowed to acquire the shares.

Backup Withholding. The Funds will be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross sale proceeds payable to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the IRS for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to a Fund that he or she is not subject to backup withholding when required to do so or that he or she is an “exempt recipient.” The current backup withholding rate is 24%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Funds, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to a Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of a Fund. Generally, to obtain the benefit of any such exemptions, or the benefit of a reduction of withholding taxes as a result of a tax treaty, the shareholder must furnish the Funds with a properly completed Form W-8BEN or Form W-8BEN-E, as applicable.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in the Funds, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Funds.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor's income and gain from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

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The Funds will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Funds.

State and Local Taxes. Distributions of ordinary income and capital gains, and gains from the sale, exchange or redemption of your Fund shares, are generally subject to state and local taxes. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Additional information about taxes is provided in the SAI.

ADDITIONAL INFORMATION

Performance

Financial publications may compare a Fund’s performance to the performance of various indices and investments for which reliable performance data is available. These publications may also compare a Fund’s performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In addition, from time to time, a Fund may advertise total return information. Total return information will be calculated according to rules established by the SEC and will not include any fees charged by Authorized Dealers.

Shareholder Communications

The Funds may eliminate duplicate mailings of Fund materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Funds send these documents to each shareholder individually by calling the Trust at 1-800-494-2755.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Funds for the past five fiscal years or, if shorter, from commencement of operations through September 30, 2021. There are no financial highlights for the Micro Cap Fund because it commenced operations after September 30, 2021. The tables below represent the financial results for a single share of each share class of the Funds. The information has been audited by BBD, LLP, whose report, along with the Funds’ financial statements, are incorporated by reference in this Prospectus and included in the Funds’ annual report. Copies of the semi-annual and annual report are available upon request and without charge. The Funds’ annual report, which is available upon request by calling toll-free 1-800-494-2755 or on the internet at conestogacapital.com, is also available by following the hyperlink: https://www.sec.gov/Archives/edgar/data/0001175813/000139834421023274/fp0070513_ncsr.htm.

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CONESTOGA SMID CAP FUND

INSTITUTIONAL CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year:

	For the Year Ended Sept. 30, 2021	For the Year Ended Sept. 30, 2020	For the Year Ended Sept. 30, 2019	For the Year Ended Sept. 30, 2018	For the Year Ended Sept. 30, 2017

Net asset value at beginning of period	$19.29	$17.18	$17.05	$12.80	$9.99

Income (loss) from investment operations:
Net investment loss(a)	(0.11)	(0.06)	(0.03)	(0.06)	(0.05)
Net realized and unrealized gains (losses) on investments	6.95	2.40	0.30	4.35	2.86
Total from investment operations	6.84	2.34	0.27	4.29	2.81
Less distributions from net realized gains	—	(0.23)	(0.14)	(0.04)	-
Net asset value at end of period	$26.13	$19.29	$17.18	$17.05	$12.80

Total return(b)	35.46%	13.76%	1.72%	33.64%	28.13%
Net assets at end of period (000’s)	$357,479	$188,836	$80,814	$45,210	$21,653

Ratios/supplementary data
Ratio of total expenses to average net assets	1.10%	1.26%	1.39%	1.62%	2.11%
Ratio of net expenses to average net assets (c)(d)	0.85%	0.85%	0.85%	0.86%	0.96%
Ratio of net investment loss to average net assets (c)	(0.47%)	(0.34%)	(0.20%)	(0.37%)	(0.47%)
Portfolio turnover rate	17%	11%	37%	8%	24%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses.
(c)	Ratio was determined after advisory fee reductions and/or expense reimbursements.
(d)	Effective January 31, 2018, the Adviser has agreed to reduce its advisory fees and reimburse other expenses in order to limit annual operating expenses to 0.85% of the average daily net assets allocable to Institutional Class shares. Between January 31, 2017 and January 31, 2018, the expense limitation had been 0.90%. Prior to January 31, 2017, the expense limitation had been 1.10%.
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CONESTOGA SMID CAP FUND

INVESTORS CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year:

	For the Year Ended Sept. 30, 2021	For the Year Ended Sept. 30, 2020	For the Year Ended Sept. 30, 2019	For the Year Ended Sept. 30, 2018	For the Year Ended Sept. 30, 2017

Net asset value at beginning of year	$19.01	$16.97	$16.88	$12.71	$9.94

Income (loss) from investment operations:
Net investment loss(a)	(0.17)	(0.10)	(0.07)	(0.09)	(0.08)
Net realized and unrealized gains (losses) on investments	6.84	2.37	0.30	4.30	2.85
Total from investment operations	6.67	2.27	0.23	4.21	2.77
Less distributions from net realized gains	—	(0.23)	(0.14)	(0.04)	-
Net asset value at end of period	$25.68	$19.01	$16.97	$16.88	$12.71

Total return(b)	35.09%	13.52%	1.50%	33.25%	27.87%
Net assets at end of year (000’s)	$64,189	$50,577	$43,422	$38,680	$3,388

Ratios/supplementary data
Ratio of total expenses to average net assets	1.36%	1.51%	1.64%	1.95%	3.04%
Ratio of net expenses to average net assets (c)(d)	1.10%	1.10%	1.10%	1.10%	1.20%
Ratio of net investment loss to average net assets (c)	(0.71%)	(0.57%)	(0.45%)	(0.62%)	(0.73%)
Portfolio turnover rate	17%	11%	37%	8%	24%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses.
(c)	Ratio was determined after advisory fee reductions and/or expense reimbursements.
(d)	Effective January 31, 2018, the Adviser has agreed to reduce its advisory fees and reimburse other expenses in order to limit annual operating expenses to 1.10% of the average daily net assets allocable to Investors Class shares. Between January 31, 2017 and January 31, 2018, the expense limitation had been 1.15%. Prior to January 31, 2017, the expense limitation had been 1.35%.

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CONESTOGA MID CAP FUND

INSTITUTIONAL CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period:

	For the Year Ended Sept. 30, 2021(a)

Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss(b)	(0.01)
Net realized and unrealized gains (losses) on investments	0.33

Total from investment operations	0.32

Net asset value at end of period	$10.32
Total return(c)	3.20	%(d)
Net assets at end of period (000’s)	$1,168

Ratios/supplementary data
Ratio of total expenses to average net assets	16.18	%(e)

Ratio of net expenses to average net assets (f)	0.80	%(e)

Ratio of net investment loss to average net assets (f)	(0.50	%)(e)

Portfolio turnover rate	1	%(d)

(a)	Represents the period from the commencement of operations (June 29, 2021) through September 30, 2021.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses.
(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements.

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CONESTOGA MID CAP FUND

INVESTORS CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period:

	For the Year Ended Sept. 30, 2021(a)

Net asset value at beginning of year	$10.00

Income (loss) from investment operations:
Net investment loss(b)	(0.02)
Net realized and unrealized gains (losses) on investments	0.33

Total from investment operations	0.31

Net asset value at end of period	$10.31

Total return(c)	3.10	%(d)
Net assets at end of year (000’s)	$567

Ratios/supplementary data
Ratio of total expenses to average net assets	17.54	%(e)

Ratio of net expenses to average net assets (f)	1.05	%(e)

Ratio of net investment loss to average net assets (f)	(0.73	%)(e)

Portfolio turnover rate	1	%(d)

(a)	Represents the period from the commencement of operations (June 29, 2021) through September 30, 2021.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses.
(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements.
55

CONESTOGA SMALL CAP FUND

INSTITUTIONAL CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year:

	For the Year Ended Sept. 30, 2021	For the Year Ended Sept. 30, 2020	For the Year Ended Sept. 30, 2019	For the Year Ended Sept. 30, 2018	For the Year Ended Sept. 30, 2017

Net asset value at beginning of period	$63.19	$58.40	$61.27	$50.29	$39.01

Income (loss) from investment operations:
Net investment loss(a)	(0.56)	(0.33)	(0.23)	(0.19)	(0.12)
Net realized and unrealized gains (losses) on investments	24.55	6.39	(1.93)	13.93	11.88
Total from investment operations	23.99	6.06	(2.16)	13.74	11.76
Less distributions from net realized gains	—	(1.27)	(0.71)	(2.76)	(0.48)

Net asset value at end of period	$87.18	$63.19	$58.40	$61.27	$50.29

Total return(b)	37.96%	10.53%	(3.39)%	28.75%	30.43%

Net assets at end of period (000,000’s)	$3,386	$2,204	$1,752	$1,648	$607

Ratios/supplementary data
Ratio of total expenses to average net assets	0.98%	1.00%	0.99%	0.99%	1.02%
Ratio of net expenses to average net assets (c)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment loss to average net assets (c)	(0.69%)	(0.56%)	(0.41%)	(0.37%)	(0.28%)
Portfolio turnover rate	19%	22%	26%	9%	24%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses.
(c)	Ratio was determined after advisory fee reductions and/or expense reimbursements.
56

CONESTOGA SMALL CAP FUND

INVESTORS CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year:

	For the Year Ended Sept. 30, 2021	For the Year Ended Sept. 30, 2020	For the Year Ended Sept. 30, 2019	For the Year Ended Sept. 30, 2018	For the Year Ended Sept. 30, 2017

Net asset value at beginning of year	$62.33	$57.74	$60.70	$49.95	$38.83

Income (loss) from investment operations
Net investment loss(a)	(0.70)	(0.44)	(0.33)	(0.30)	(0.20)
Net realized and unrealized gains (losses) on investments	24.20	6.30	(1.92)	13.81	11.80
Total from investment operations	23.50	5.86	(2.25)	13.51	11.60

Less distributions from net realized gains	—	(1.27)	(0.71)	(2.76)	(0.48)

Net asset value at end of year	$85.83	$62.33	$57.74	$60.70	$49.95

Total return(b)	37.70%	10.30%	(3.57)%	28.47%	30.16%

Net assets at end of year (000,000’s)	$968	$805	$858	$1,033	$702

Ratios/supplementary data
Ratio of total expenses to average net assets	1.25%	1.28%	1.27%	1.29%	1.34%
Ratio of net expenses to average net assets (c)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets (c)	(0.89%)	(0.75%)	(0.60%)	(0.56%)	(0.48)%
Portfolio turnover rate	19%	22%	26%	9%	24%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses.
(c)	Ratio was determined after advisory fee reductions and/or expense reimbursements.
57

APPENDIX A

Additional Performance Information

The table below provides additional long-term performance of the Predecessor Fund. The table below shows how the Predecessor Fund’s performance has varied from month to month and year by year since the Predecessor Fund’s inception on December 1, 2018. As with all such investments, past performance (either before or after taxes) is not in indication of future results

Monthly Returns (Since December 2018)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2018												7.93%	7.93%
2019	11.77%	7.32%	(2.26)%	3.32%	(0.89)%	4.72%	1.47%	(6.38)%	(1.26)%	0.60%	1.06%	2.84%	23.28%
2020	1.67%	(2.59)%	(15.35)%	17.44%	5.76%	2.25%	7.76%	9.94%	5.22%	0.62%	15.86%	12.10%	73.45%
2021	8.30%	4.02%	(4.13)%	3.01%	(3.79)%	3.65%	0.56%	1.59%	(5.41)%	7.45%	(7.46)%		6.60%

58

CONESTOGA FUNDs

CrossPoint at Valley Forge

550 E. Swedesford Road

Suite 120 East

Wayne, PA 19087

1-800-494-2755

INVESTMENT ADVISER

Conestoga Capital Advisors, LLC

CrossPoint at Valley Forge

550 E. Swedesford Road

Suite 120 East

Wayne, PA 19087

TRANSFER, SHAREHOLDER SERVICING,
DIVIDEND DISBURSING and ACCOUNTING
SERVICING AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

1-800-494-2755

COUNSEL

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103

CUSTODIAN

UMB Bank, N.A.

928 Grand Boulevard, 5th Floor

Kansas City, MO 64106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year or period.

The SAI, which provides a more complete discussion of several of the matters contained in this Prospectus, is incorporated by reference. To obtain a free copy of the SAI or any shareholder report, or to make any other inquiries about the Funds, you may call the Funds at 1-800-494-2755 or write to the Funds at Conestoga Funds, CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087, or call your Authorized Dealer.

You may also review information about the Funds (including the SAI) on the EDGAR Database on the SEC’s internet site at sec.gov. Copies may also be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You may also obtain a copy of the Funds’ prospectus, SAI, annual and semi-annual reports free of charge from Conestoga Funds’ worldwide website at conestogacapital.com and conestogafunds.com.

Investment Company Act File No. 811-21120